UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


 ------------------------------------------------------------------------------

                                    FORM 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 14, 2003


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



                           MARYLAND 1-13589 36-4173047
        (State or other jurisdiction of (Commission File (I.R.S. Employer incorporation or organization) Number) Identification No.)


            77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On April 14, 2003, Prime Group Realty Trust, a Maryland real estate investment trust (the "Company"), announced that its Board of Trustees elected Ray H. D'Ardenne and Daniel A. Lupiani to the Board as Independent Trustees.

In addition, on April 17, 2003, the Company announced that Michael W. Reschke resigned from the Company's Board of Trustees effective on that day.

The Company issued Press Releases on April 14, 2003 and on April 17, 2003 relating to the foregoing developments. A copy of the Press Releases, which are hereby incorporated into this filing in their entirety, are attached to this Form 8-K as Exhibit No. 99.1 and Exhibit No. 99.2.

This Form 8-K filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits:

              Exhibit
                No.            Description
                ---------      -----------

                99.1 Press Release of Prime Group Realty Trust dated April 14, 2003.

                99.2 Press Release of Prime Group Realty Trust dated April 17, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            PRIME GROUP REALTY TRUST



Dated: April 21, 2003                       By:      /s/  Louis G. Conforti
                                                     ----------------------
                                                     Louis G. Conforti
                                                     Co-President and
                                                     Chief Financial Officer

                                EXHIBIT NO. 99.1



FOR IMMEDIATE RELEASE
MONDAY, APRIL 14, 2003


                         PRIME GROUP REALTY TRUST ELECTS
                     RAY H. D'ARDENNE AND DANIEL A. LUPIANI
                            TO ITS BOARD OF TRUSTEES


CHICAGO, Illinois April 14, 2003 - Prime Group Realty Trust (NYSE: PGE) (the "Company") announced today that the Company's Board of Trustees increased the size of the Board from six to eight members and elected Ray H. D'Ardenne and Daniel A. Lupiani to fill the newly created positions on the Board as Independent Trustees.

Mr. D'Ardenne formerly served as Head of Real Estate Operations and Chief Operating Officer of Lend Lease Real Estate Investments, responsible for regional operations, property acquisitions, sales, mortgage originations and investment management for equity portfolios. He also previously served as head of the Capital Transactions Group, responsible for all transaction activities.

Over the years, Ray D'Ardenne served in many other leadership roles of Lend Lease in Chicago, Denver, Washington, D.C., Charlotte and Atlanta. He serves as a Trustee of Urban Land Institute, has a Counselors of Real Estate designation
(CRE) and was named Denver Real Estate Professional of the Year and Trendsetter of the Year.

Mr. Lupiani formerly served as Head of Real Estate Lending for The First National Bank of Chicago responsible for the national real estate corporate and project lending business. Mr. Lupiani also established and managed a Real Estate Investment Banking activity for First Chicago and First Chicago NBD that included capital market activities and real estate investment activities. He also served as the Managing Director of Bank One's Finance, Leasing and Mortgage Banking Client Group.

Mr. Lupiani served in numerous industry related senior positions during his 32-year banking career at First Chicago and Bank One. He served on the Executive Committee of the National Realty Committee, as the Chairman of the Real Estate Council of the Robert Morris Association, and the Industry Real Estate Financing Advisory Council of the Hotel & Lodging Association, and as a member of the Urban Land Institute and the Mortgage Bankers Association.

Stephen J. Nardi, Chairman of the Board of Prime Group Realty Trust, stated, "I am extremely pleased to have as experienced, talented and recognized professionals as Ray D'Ardenne and Dan Lupiani to serve as Trustees of Prime Group Realty Trust."

About the Company

Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial real estate, primarily in metropolitan Chicago. The Company owns 15 office properties containing an aggregate of approximately 7.8 million net rentable square feet and 29 industrial properties containing an aggregate of approximately 3.9 million net rentable square feet. In addition, the Company owns 202.1 acres of developable land and joint venture interests in two office properties containing an aggregate of 1.3 million net rentable square feet.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "will be", "believes", "expects", "anticipates" "estimates" and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.




Contact:
Stephen J. Nardi
Chairman of the Board
312/917-1300

                                EXHIBIT NO. 99.2


FOR IMMEDIATE RELEASE


THURSDAY, APRIL 17, 2003


                            PRIME GROUP REALTY TRUST
                   ANNOUNCES RESIGNATION OF MICHAEL W. RESCHKE
                           FROM ITS BOARD OF TRUSTEES

CHICAGO, Illinois April 17, 2003 - Prime Group Realty Trust (NYSE: PGE) (the "Company") announced that Michael W. Reschke resigned from the Company's Board of Trustees effective today.

About the Company

Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial real estate, primarily in metropolitan Chicago. The Company owns 15 office properties containing an aggregate of approximately 7.8 million net rentable square feet and 30 industrial properties containing an aggregate of approximately 3.9 million net rentable square feet. In addition, the Company owns 202.1 acres of developable land and joint venture interests in two office properties containing an aggregate of 1.3 million net rentable square feet.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "will be", "believes", "expects", "anticipates" "estimates" and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.




Contact:
Stephen J. Nardi                       Louis G. Conforti
Chairman of the Board                  Co-President and Chief Financial Officer
312/917-1300                           312/917-1300